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                            ENTERTAINMENT PROPERTIES TRUST
                         COMMON SHARES OF BENEFICIAL INTEREST
                              (PAR VALUE $.01 PER SHARE)

                                UNDERWRITING AGREEMENT

                                                                         , 1997
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Furman Selz LLC
Prudential Securities Incorporate
Salomon Brothers Inc
     As representatives of the several Underwriters
       named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     Entertainment Properties Trust, a Maryland real estate investment trust (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 13,680,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 2,052,000 additional shares (the "Optional Shares") of common shares of beneficial interest, par value $.01 per share ("Stock") of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

     1. The Company and AMC Entertainment Inc., a Delaware corporation (which, together with its wholly-owned subsidiary American Multi-Cinema, Inc., are hereinafter referred to collectively as "AMCE"), jointly and severally (in the case of AMCE, solely with respect to clauses (e), (n), (o), (p) and (q) of this Section 1), represent and warrant to, and agree with, each of the Underwriters that:

     (a) A registration statement on Form S-11 (File No. 333-35281) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form other than a

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registration statement, if any, increasing the size of the offering (a "Rule
462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing; no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, at the time it became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

     (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

     (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

     (d) The Company has not sustained since the date of the latest audited financial

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statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, decline in total assets or shareholders' equity or increase in long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus;

     (e) (i) On the First Time of Delivery (as hereinafter defined), the Company will have good and marketable title in fee simple or valid ground leasehold interests (under enforceable leases) to the Initial Properties (as defined in the Prospectus) free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use proposed to be made of such property by the Company; (ii) all permits which are necessary for the operation of the Initial Properties at the First Time of Delivery (A) shall remain in full force and effect and (B) permit the Initial Properties to be operated in material compliance with all applicable laws, rules, codes and regulations; (iii) the operation of the buildings, fixtures and other improvements located on the Initial Properties as presently conducted is not in material violation of any applicable building code, zoning ordinance or other law or regulation; (iv) neither the Company nor, to the knowledge of the Company, AMCE or its affiliates has received notice of any proposed special assessment or any proposed material change in any property tax, zoning or land use laws; (v) neither the Company nor, to the knowledge of the Company, AMCE or its affiliates has received notice of any material violations of any declaration of covenants, conditions and restrictions with respect to any of the Initial Properties, nor, to the best of the Company's knowledge, is there any existing state of facts or circumstances or condition or event which could, with the giving of notice or passage of time, or both, constitute such a violation; and (vi) the improvements comprising any portion of the Initial Properties (the "Improvements") are free of undue infestation and are free of any and all material physical, mechanical, structural, design and construction defects; the Improvements (including, without limitation, all water, electric, sewer, plumbing, heating, ventilating, gas and air conditioning servicing the Improvements) are in good condition and proper working order and are free of material defects, except, in the case of paragraphs (ii) through (vi) hereof, as disclosed in the Operative Documents (as hereinafter defined) or except as is not material in the aggregate to the Company;

     (f) The Company has been duly incorporated and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by

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reason of the failure to be so qualified in any such jurisdiction; and the
Company does not have a direct or indirect ownership interest in any corporation, joint venture, partnership or other entity;

     (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

     (h) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Prospectus;

     (i) The issue and sale of the Shares by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Declaration of Trust or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD");

     (j) The Company is not in violation of its Declaration of Trust or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (k) The statements set forth in the Prospectus under the caption "Description of Shares of Beneficial Interest", insofar as they purport to constitute a summary of the terms of the Stock, under the caption "Federal Income Tax Consequences", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

     (l) Other than as set forth in the Prospectus, there are no legal or governmental

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proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate prevent or materially hinder the consummation of this Agreement or the Operative Documents or have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (m) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (n) Ernst & Young LLP, who have certified certain financial statements of the Company, and Coopers & Lybrand LLP, who have certified certain financial statements of AMCE, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

     (o) At the First Time of Delivery, each of the Purchase Agreement, the Option Agreements, the AMCE Right to Purchase Agreement and the Leases (each as defined in the Prospectus) will have been duly and validly authorized, executed and delivered by the Company and will be valid and binding agreements of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. At the First Time of Delivery, the agreements described in Section 5(e) pursuant to which the Company and certain persons have agreed not to sell their Shares for a specified period of time (the "Lockup Agreements"), assuming they have been duly and validly authorized, executed and delivered by the parties thereto, will be valid and binding agreements, enforceable in accordance with their terms. The Purchase Agreement, the Option Agreements, the AMCE Right to Purchase Agreement, the Leases and the Lockup Agreements are sometimes hereinafter called the "Operative Documents." The execution, delivery and performance of the Operative Documents and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and will not contravene any provision of applicable law or the Declaration of Trust or By-laws of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under the Operative Documents, except (i) such as may be required by the federal securities laws or the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares and
(ii) to the extent that the failure to obtain such would not, individually or in the aggregate, have a material adverse effect on the Company;

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     (p)  The historical and pro forma financial statements, together with the related schedules and notes, of the Company and AMCE, included in the Registration Statement and the Prospectus, conform to the requirements of the Act and the rules and regulations promulgated thereunder; such historical financial statements fairly present the financial position of the Company and AMCE at the respective dates indicated in accordance with generally accepted accounting principles applied on a consistent basis for the periods indicated; such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the transactions reflected thereby as indicated in the Prospectus; and the financial and statistical data set forth in the Prospectus fairly presents the information set forth therein on the basis stated in the Prospectus;

     (q) Except as disclosed in environmental studies and impact studies provided to the Company as part of the Due Diligence Materials (as defined in the Purchase Agreement), the Company has no knowledge of (i) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels or
(ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the consolidated financial position, shareholders' equity or results of operations of the Company; and in connection with the construction on or operation and use of the properties owned by the Company, it has received no notice of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

     (r) At the First Time of Delivery, the Company will be organized in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation as described in the Registration Statement will enable it to meet the requirements for taxation as a real estate investment trust under the Code for the taxable period commencing with the year ending December 31, 1997;

     (s) The Company has obtained title insurance on all of the Initial Properties and such title insurance is in full force and effect; and

     (t) Neither the Company, nor any of its trustees, officers or controlling persons, has taken or will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act of 1934, as amended (the "Exchange Act"), or designed to cause or result under the Exchange Act or otherwise in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of any securities of the Company or facilitation of the sale of the Shares.

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     2.  Subject to the terms and conditions herein set forth, (a) the
Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $................, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

          The Company hereby grants to the Underwriters the right to purchase at their election up to 2,052,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only once by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to an account designated by the Company. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m.,
New York City time, on ............., 1997 or such other time and date as
Goldman, Sachs & Co. and the Company may agree upon in writing, and,

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with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(l) hereof, will be delivered at the offices of Lathrop & Gage L.C., 2345 Grant Blvd., Kansas City, Missouri 64108 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing
Location at .......p.m., Kansas City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.  The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Prospectus in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

     (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (and the Company has provided agreements executed by each of its executive officers and trustees providing that for a period of 180 days after the date of the Prospectus such executive officers and trustees agree), not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than, in the case of the Company, pursuant to compensation programs existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent; and the Company has entered into agreements with each of the Company's executive officers and trustees providing that for a period of two years after the date of the Prospectus, they will not offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities without the Company's prior written consent;

     (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company for such quarter in reasonable detail;

     (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional publicly available information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

     (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

     (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

     (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act;

     (k) Neither the Company nor any of its officers, trustees or affiliates will take, directly or indirectly, any action resulting in a violation of Regulation M under the Exchange Act, or designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of the Shares;

     (l) The Company will use its best efforts to meet the requirements to qualify, effective for the taxable period commencing with the year ending December 31, 1997 and in each year thereafter, as a real estate investment trust under the Code;

     (m) Subject to the terms thereof, the Company will do and perform its obligations under each of the Operative Documents to which it is a party to the extent required to consummate the transactions set forth therein and all things required to be done or performed prior to the First Time of Delivery pursuant to this Agreement; and

     (n) Not to be or become, at any time prior to the expiration of three years after the last Time of Delivery, an "investment company" or an entity "controlled" by and "investment company", as such terms are defined in the Investment Company Act.

    6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, Underwriters' Questionnaires, Underwriters' Powers of Attorney, Selected Dealer Agreements, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and AMCE herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same;

     (b) Willkie Farr & Gallagher, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the Shares, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) Sullivan & Cromwell, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) The Company has been duly formed and is an existing real estate investment trust in good standing under the laws of the State of Maryland, with the trust power to own its properties and conduct its business as described in the Prospectus.

          (ii) The Company has an authorized capitalization as set forth in the Prospectus. All of the Company's outstanding shares of Stock, including the Shares being delivered at such Time of Delivery, have been duly authorized and validly issued and are fully paid and nonassessable.

          (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the State of California.

          (iv) This Agreement has been duly authorized, executed and delivered by the Company.

          (v) The issuance of the Shares and the sale of the Shares by the Company to the Underwriters pursuant to this Agreement do not, and the performance by the Company of its obligations under this Agreement and the Operative Documents will not, (i) violate the Declaration of Trust or By-laws of the Company, (ii) result in a default under or breach of the agreements identified to such counsel as listed in the Officers' Certificate of the Company dated as the date of this opinion (a copy of which certificate is attached as an exhibit to such opinion) or
     (iii) violate any Federal law of the United States or law of the States of New York or California applicable to the Company; PROVIDED THAT such counsel need not express any opinion with respect to Federal or state securities laws, other than anti-fraud laws, fraudulent transfer laws and antitrust laws, and insofar as performance by the Company of its obligations under this Agreement and the Operative Documents is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

          (vi) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Shares by the Company to the Underwriters and the performance by the Company of its obligations under the Operative Documents have been obtained or made.

          (vii) The Company has all requisite power to execute and deliver each of the Operative Documents to which it is a party and each of the Operative Documents to which it is a party has been duly authorized, executed and delivered by the Company.

          (viii) The Company is not an "investment company" as that term is defined in the Investment Company Act.

     In addition, you shall have received from Sullivan & Cromwell a letter stating that as counsel to the Company, they reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives and those of the Company, AMCE and their respective accountants, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law (including the requirements of Form S-11 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, they confirm to you that, in their opinion, the Registration Statement and the Prospectus, as of the effective date of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Registration Statement or the Prospectus (other than information relating to AMCE), as of such effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; nothing that has come to such counsel's attention in the course of the limited procedures described in such letter has caused them to believe that the Prospectus (other than information relating to AMCE), as of the date and time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and such counsel do not know of any litigation or any governmental proceeding instituted or threatened against the Company that would be required to be disclosed in the Prospectus and is not so disclosed, and do not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized. Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the caption "Description of Shares of Beneficial Interest" insofar as they relate to terms of the Shares therein described, the caption "Federal Income Tax Consequences" insofar as they relate to provisions of the Federal income tax laws and the caption "Underwriting" insofar as they relate to provisions of this Agreement; and that such counsel do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

     Sullivan & Cromwell may rely on Ballard, Spahr, Andrews & Ingersoll as to matters of Maryland law.

     (d) Lathrop & Gage, counsel for AMCE, shall have furnished you a letter stating that as counsel for AMCE, they reviewed the Registration Statement and the Prospectus, and participated in discussions with your representatives and those of AMCE, the Company and their respective accountants; on the basis of the information that such counsel gained in the course of the performance of such services, considered in the light of their understanding of the applicable law and the experience they have gained through their practice under the Act, they confirm to you that nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that information relating to AMCE in the Registration Statement or the Prospectus, as of such effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing that has come to such counsel's attention in the course of the limited procedures described in such letter has caused them to believe that information relating to AMCE in the Prospectus, as of the date and time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and that such counsel do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

     (e) Sullivan & Cromwell, tax counsel for the Company, shall have furnished to you such opinion or opinions, dated such Time of Delivery, in form and substance acceptable to you, to the effect that, upon completion of the Formation Transactions (as defined in the Prospectus), the Company will be organized in conformity with the requirements for qualification as a real estate investment trust under the Code, and the proposed method of operation of the Company, as described in the Registration Statement and the Prospectus and a certificate of a responsible officer of the Company, will enable the Company to meet the requirements for taxation as a real estate investment trust under the Code beginning with the year ending December 31, 1997.

     (f) Ballard, Spahr, Andrews & Ingersoll, special Maryland counsel for the Company, shall have furnished to you such opinion or opinions, dated such Time of Delivery, in form and substance acceptable to you, to the effect that:

          (i) The Company has been duly formed and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, with trust power to own its properties and conduct its business substantially as described under the heading "The Company" in the Prospectus;

          (ii) The form of share certificate to be used to evidence the Shares will be in due and proper form and will comply with all applicable legal requirements of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8") under the Maryland General Corporation Law; and

          (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of Stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly authorized and validly issued and are fully paid and nonassessable; the Shares conform in all material respects to the description thereof contained under the heading "Description of Shares of Beneficial Interest" in the Prospectus; and no preemptive rights of stockholders exist in Title 8 with respect to any of the Shares or the issue and sale or distribution thereof.

     (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP and Coopers & Lybrand LLP shall have each furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (h) (i)   The Company shall not have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, decline in total assets or shareholders' equity or increase in long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or
(ii), is in the judgment of the representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (i) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal, New York or Missouri state authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (j) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

     (k) The Company has obtained and delivered to the Underwriters executed copies of the Lock-Up Agreements from each of the Company's executive officers and trustees, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you;

     (l) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
(h) of this Section and as to such other matters as you may reasonably request; and

     (m) The Formation Transactions shall have been effected in accordance with all the terms and conditions set forth in the Operative Documents, subject only to the transfer of funds related thereto, or shall occur simultaneously with the purchase and sale of the Firm Shares hereunder.

     8. (a) The Company and AMCE will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Company nor AMCE shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; PROVIDED, FURTHER, that neither the Company nor AMCE will be liable to any Underwriter or any person controlling any Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person alleging any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented), at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act and the untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact, that is found to be or is alleged to be the basis of liability in such Preliminary Prospectus was corrected in the Prospectus as amended or supplemented and if such Underwriter would not have been liable had a copy of such Prospectus been so sent or given unless such failure to deliver the Prospectus (as amended or supplemented) was a result of the Company's failure to comply with
Section 5(c) of this Agreement.

     (b) Each Underwriter will indemnify and hold harmless the Company and AMCE against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and AMCE for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and AMCE on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and AMCE on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.
The relative benefits received by the Company and AMCE on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or AMCE on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, AMCE and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection
(d) were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
 Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and AMCE under this Section 8 shall be in addition to any liability which the Company and AMCE may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and AMCE (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, AMCE and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, or AMCE, or any officer or director or controlling person of AMCE, and shall survive delivery of and payment for the Shares.

        Anything herein to the contrary notwithstanding, the indemnity agreements of the Company and AMCE in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company or AMCE when the

Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company or AMCE, as the case may be, the matter has been settled by controlling precedent, the Company or AMCE, as the case may be, will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

       All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement,
Attention: Secretary; and if to AMCE to 106 West 14th Street, Kansas City, Missouri 64105, Attention: Secretary; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, AMCE and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and AMCE and each person who controls the Company, AMCE or any Underwriter, and their respective heirs, t executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     ENTERTAINMENT PROPERTIES TRUST:

                                     By: _______________________________

                                        Name:
                                        Title:


                                     AMC ENTERTAINMENT, INC.

                                     By: _______________________________

                                         Name:
                                         Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Furman Selz LLC
Prudential Securities Incorporated
Salomon Brothers, Inc


By: _________________________________
    Goldman, Sachs & Co.
    On behalf of each of the Underwriters

                                    SCHEDULE I


                                                 NUMBER OF OPTIONAL
                                                    SHARES TO BE
                            TOTAL NUMBER OF          PURCHASED IF
                              FIRM SHARES           MAXIMUM OPTION
   UNDERWRITER              TO BE PURCHASED            EXERCISED
   -----------              ---------------       -------------------

Goldman, Sachs & Co.

Morgan Stanley & Co. Incorporated

Furman Selz LLC

Prudential Securities Incorporated

Salomon Brothers Inc
                             ---------------       -------------------
          Total:               13,680,000               2,052,000
                             ---------------       -------------------
                             ---------------       -------------------

                                                                  ANNEX I

     Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

        (i) They are independent certified public accountants with respect to the Company or AMCE and its subsidiaries, as applicable, within the meaning of the Act and the applicable published rules and regulations thereunder;

       (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company or AMCE, as applicable, for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

       (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company or AMCE, as applicable, who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

       (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of AMCE for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in AMCE's Annual Reports on Form 10-K for such fiscal years;

        (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

       (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company or AMCE and its subsidiaries, as applicable, inspection of the minute books of the Company or AMCE and its subsidiaries, as applicable, since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company or AMCE and its subsidiaries, as applicable, responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

         (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

         (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company or AMCE and its subsidiaries, as applicable, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
(vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company or AMCE and its subsidiaries, as applicable, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company or AMCE and its subsidiaries, as applicable, and have found them to be in agreement.